SUPPLEMENT DATED JUNE 17, 2005:

..    AXA EQUITABLE VARIABLE ANNUITY PROSPECTUSES
..    AXA EQUITABLE VARIABLE LIFE PROSPECTUSES
..    AXA PREMIER VIP TRUST PROSPECTUS

This Supplement updates the current Prospectuses for variable life insurance and variable annuity products issued by AXA Equitable Life Insurance Company ("AXA Equitable") and the Prospectus of AXA Premier VIP Trust (the "Trust"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain an additional copy of the Prospectuses, free of charge, by writing to AXA Equitable, or the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information regarding a change of investment sub-adviser ("Adviser") to the AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio.

                      AXA Premier VIP Aggressive Equity Portfolio

Effective as of June 20, 2005, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, will replace Provident Investment Counsel, Inc. as an Adviser to an allocated portion of the AXA Premier VIP Aggressive Equity Portfolio ("Aggressive Equity Portfolio") with Legg Mason Capital Management, Inc. ("Legg Mason").

As one of the Advisers to the Aggressive Equity Portfolio, it is anticipated that Legg Mason will seek to achieve the portfolio's investment objective of long-term capital growth by investing its allocated portion of the Aggressive Equity Portfolio primarily in companies whose revenues and/or earnings are growing at an above average rate and, in Legg Mason's opinion, are selling at prices below intrinsic business value. The principal risks of investing in the Aggressive Equity Portfolio are listed in the Trust Prospectuses under the heading "Principal Investment Risks." These risks are discussed in more detail under the heading "More About Investment Strategies & Risks" in the Trust Prospectuses.

It is anticipated that Robert G. Hagstrom, Jr. will be responsible for the day-to-day management of the Legg Mason allocated portion. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. in a portfolio management capacity since 1998. He currently serves as Senior Vice President of Legg Mason and Legg Mason Funds Management, Inc. and as President of Legg Mason Focus Capital, Inc.

Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a subsidiary of Legg Mason, Inc., a financial services holding company, and provides investment management services to domestic and international investment companies, pension and profit sharing plans, charitable organizations and state or other municipal government entities. As of December 31, 2004, Legg Mason and its sister companies had approximately $48.0 billion in assets under management.

                      AXA Premier VIP High Yield Portfolio

Effective as of June 27, 2005, AXA Equitable Life Insurance Company ("AXA Equitable"), as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, will replace Alliance Capital Management L.P. as an Adviser to an allocated portion of the AXA Premier VIP High Yield Portfolio ("High Yield Portfolio") with Post Advisory Group, LLP ("Post").

As one of the Advisers to the High Yield Portfolio, it is anticipated that Post will seek to achieve the portfolio's investment objective of high total return through a combination of current income and capital appreciation by investing its allocated portion in a diversified mix of bonds that are rated below investment grade. The principal risks of investing in the High Yield Portfolio are listed in the Trust Prospectuses under the heading "Principal Investment Risks." These risks are discussed in more detail under the heading "More About Investment Strategies & Risks" in the Trust Prospectuses.

It is anticipated that Larry Post and Allan Schweitzer will be co-portfolio managers responsible for the day-to-day management of the Post Allocated Portion of the High Yield Portfolio. Mr. Post, Chief Executive Officer and Chief Investment Officer of Post since August 2000 and January 2004, respectively, has overall responsibility for the portfolio and investment process. Mr. Schweitzer, a Managing Director-Investment Management of Post, joined Post in 2000 from Trust Company of the West ("TCW") where he was a senior high yield analyst specializing in healthcare, media and lodging research. Prior to joining TCW in April 1997, he was a high yield research analyst at Putnam Investments.

Post, a Delaware limited liability company, is located at 11755 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025. Post is the successor advisory entity of Post Advisory Group, Inc., initially founded by Larry Post in April 1992. Post is affiliated with Principal Global Investors(R) ("Principal"), a member of the Principal Financial Group(R) (NYSE: PFG), a Fortune 500 company. Principal owns 69% of Post and eight senior management professionals at Post own 31%. Post provides investment management services to investment companies, state, city and private pension funds, corporations, endowments, foundations and high net worth individuals. As of May 31, 2005, Post managed approximately $7.0 billion in assets throughout its high yield continuum.